Exhibit 10.59

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of March 14, 2011 by and among Qihoo 360 Technology Co. Ltd., a company incorporated under the laws of the Cayman Islands (the “Company”), and the persons listed in Schedule A hereof (the “Investors”).

RECITALS

A.                                   The Company and the Investors have entered into a subscription agreement dated as of the date hereof (the “Subscription Agreement”); and

B.                                     In connection with the Subscription Agreement and in order to induce the Investors to consummate the transactions contemplated under the Subscription Agreement, the Company and the Investors have agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto further agree as follows:

ARTICLE I.
DEFINITIONS

Section 1.1                                      Definitions.  Capitalized terms that are not defined in this Agreement shall have the meanings ascribed to such terms in the Subscription Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” shall mean, in respect of a Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

“Applicable Securities Law” means the securities law of the United States, including the Exchange Act and the Securities Act, and any applicable securities law of any state of the United States.

“Business Day” means any weekday that the banks in the City of New York, Shanghai and Hong Kong are generally open for business.

“Commission” means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Class A Ordinary Shares” means Class A ordinary shares, par value US$0.001 per share, of the Company.

“Closing” means the closing of the IPO.

“Demand Registration” has the meaning ascribed thereto in Section 2.2.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Form F-3” means a Registration Statement on Form F-3 promulgated by the Commission under the Securities Act or any substantially similar form then in effect.

“Form S-4” means a Registration Statement on Form S-4 promulgated by the Commission under the Securities Act or any substantially similar form then in effect.

“Form S-8” means a Registration Statement on Form S-8 promulgated by the Commission under the Securities Act or any substantially similar form then in effect.

“Holders” means the Investors together with their respective permitted transferees and assigns.

“IPO” means the Company’s initial public offering.

“Person” means any natural person, corporation, limited liability company, joint stock company, joint venture, partnership, enterprise, trust, unincorporated organization or any other entity or organization.

“Registration Expenses” means all expenses incurred by the Company incident to the Company’s performance of and compliance with this Agreement, including, without limitation, all stock exchange, Commission, FINRA and state securities registration, listing and filing fees, printing expenses, fees, and disbursements of counsels for the Company, the fees and expenses of the Company’s accountants and any other accounting fees, charges and expenses including, without limitation, in connection with delivery any “comfort letters,” fees and disbursements of legal counsels to represent the Holders, “blue sky” fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

“Registrable Securities” means (i) the Class A Ordinary Shares in the form of ADSs received or to be received by the Investors on the date of Closing or as soon as reasonably practicable thereafter in accordance with the Subscription Agreement, (ii) any Class A Ordinary Shares in the form of ADSs or other securities of the Company that may be subsequently issued or issuable with respect to the shares referenced in clause (i) as a result of a stock split, share combination or consolidation, recapitalization, reclassification, dividend, sale, transfer or assignment or other similar events in relation to the shares of the Company, in each case, as permitted under this Agreement; and (iii) any depositary shares issued by an institutional depositary upon deposit of any of the foregoing; provided, however, that the foregoing definition shall exclude in all cases any securities that (x) are effectively registered under the Securities Act and disposed of in accordance with a registration statement covering such securities or (y) have been disposed of pursuant to, or that have become eligible for sale free of all restrictions contained in, Rule 144 under the Securities Act or any successor provision.

“Registration Rights” has the meaning ascribed thereto in Section 2.1.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 1.2                                      Other Interpretive Provisions.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

ARTICLE II.
REGISTRATION RIGHTS

Section 2.1                                      Registration Rights.  The Holders shall be entitled to offer for sale from time to time pursuant to this Article the Registrable Securities, subject to the terms and conditions set forth herein (the “Registration Rights”).

Section 2.2                                      Demand Registration.

(a)  Request by Holders.  If the Company shall at any time beginning 180 days after the date of the Closing receive a written request from any Holder that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities pursuant to this Section 2.2, then the Company shall, within five (5) Business Days of the receipt of such written request, give written notice of such request (“Request Notice”) to all Holders, and use its best efforts to effect the registration under the Securities Act of all Registrable Securities that Holders request to be registered and included in such registration by written notice given by such Holders to the Company within twenty (20) days after receipt of the Request Notice, subject only to the limitations of this Section 2.2; provided that, in connection with a demand registration requested pursuant to this Section 2.2, the Company shall use best efforts to cause any registration statement relating thereto to be filed with the Commission within 30 days after such request and the Company shall use best efforts to cause such registration statement to be declared effective by the Commission within 60 days of such request; provided, however, that the Company shall not be required to cause any registration statement prepared and filed with the Commission in connection with a demand registration pursuant to this Section 2.2 to be declared effective within 240 days after the Closing; provided that the Company shall not be obligated to effect any such registration:

(i)                                     if the Company has, within the six (6) month period preceding the date of such request, already effected a registration under the Securities Act pursuant to this Section 2.2 or Section 2.4 or in which the Holders had an opportunity to participate pursuant to the provisions of Section 2.3, other than a registration from which all or any portion of the Registrable Securities the Holders requested be included in such registration have been excluded in accordance with Section 2.3(b);

(ii)                                  if in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; and

(iii)                               after the Company has effected three (3) such registrations pursuant to this Section 2.2(a), and each such registration has been declared or ordered effective.

(b)                                 Underwriting. If any Holder intends to distribute the Registrable Securities covered by their request made pursuant to section 2.2(a) by means of an underwriting, then such Investor shall so advise the Company as a part of its request made pursuant to this Section 2.2 and the Company shall include such information in the Request Notice referred to in Section 2.2(a). In the event of an underwritten offering, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by the Holder that made the request pursuant to section 2.2(a) and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Holders of a majority of the Registrable Securities being registered and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 2.2, if the underwriter(s) advise(s) the Company and the Holders participating in such offering in writing that marketing factors require a limitation of the number of securities to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated among the Holders of Registrable Securities on a pro rata basis according to the number of Registrable Securities then outstanding held by each Holder requesting registration; provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced below twenty-five percent (25%) of the aggregate number of Registrable Securities for which inclusion has been requested, and unless all other securities of the Company (including, without limitation, securities proposed to be offered by the Company) are first entirely excluded from the underwriting and registration including, without limitation, all shares that are not Registrable Securities and are held by any other person, including, without limitation, any person who is an employee, officer or director of the Company (or any PRC subsidiaries of the Company). If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter(s), delivered at least ten (10) Business Days prior to the effective date of the Registration Statement. Any Registrable Securities and/or other securities so excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a partnership, the Holder and the partners and retired partners of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons, and for any Holder that is a corporation, the Holder and all corporations that are Affiliates of such Holder, shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(c)                                  Deferral. Notwithstanding the foregoing, if the Company shall furnish to Holders requesting the filing of a registration statement pursuant to this Section 2.2, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of the Directors, it would be materially detrimental to the Company and its shareholders for such registration statement to be filed, then the Company shall have the right to defer such filing for a period of not more than sixty (60) days after receipt of such request; provided, however, that (i) the Company may not utilize this right more than once in any twelve (12) month period; provided further that during such sixty (60)

day period (the “Blackout Period”), the Company shall not file any registration statement pertaining to the public offering of any securities of the Company; and (ii) a Holder shall be entitled, at any time after receiving notice of such delay and before such demand registration statement becomes effective, to withdraw such request and, if such request is withdrawn, such registration shall not count as one of the permitted demand registration.

(d)                                 Expenses. The Company shall pay all Registration Expenses. Each Holder participating in a registration pursuant to this Section 2.2 shall bear such Holder’s proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts, and commissions or other amounts payable to underwriter(s) or brokers, in connection with such offering by the Holders. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered, unless the Holders of a majority of the Registrable Securities then outstanding agree that such registration constitutes the use by the Holders of one (1) Demand Registration pursuant to this Section 2.2 (in which case such registration shall also constitute the use by all Holders of Registrable Securities of one (l) such Demand Registration); provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company not known to the Holders at the time of their request for such registration and have withdrawn their request for registration with reasonable promptness after learning of such material adverse change or if such withdrawal is made in connection with a Blackout Period pursuant to Section 2.2(c), then the Holders shall not be required to pay any of such expenses and such registration shall not constitute the use of a Demand Registration pursuant to this Section 2.2.

2.3                                 Piggyback Registrations.

(a)                                  Notice of Registration. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to (i) any registration under Section 2.2 or Section 2.4 of this Agreement, (ii) any employee benefit plan, or (iii) any corporate reorganization) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement.  If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b)                                 Underwriting. If a registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder’s

Registrable Securities to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected by the Company for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first to the Company, and second, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the total number of Registrable Securities then held by each such Holder; provided, however, that the right of the underwriter(s) to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that (i) the number of Registrable Securities included in any such registration is not reduced below twenty-five percent (25%) of the aggregate number of Registrable Securities for which inclusion has been requested, even if this will cause the Company to reduce the number of shares it wishes to offer; and (ii) all shares that are not Registrable Securities and are held by any other person, including, without limitation, any person who is an employee, officer or director of the Company (or any PRC Company of the Company) shall first be excluded from such registration and underwriting before any Registrable Securities are so excluded. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter(s), delivered at least ten (10) Business Days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a partnership, the Holder and the partners and retired partners of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons, and for any Holder that is a corporation, the Holder and all corporations that are Affiliates of such Holder, shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(c)                                  Expenses. The Company shall pay all Registration Expenses incurred in connection with each registration under this Section 2.3.

(d)                                 Not a Demand Registration. Registration pursuant to this Section 2.3 shall not be deemed to be a Demand Registration as described in Section 2.2 above. Except as otherwise provided herein, there shall be no limit on the number of times the Holders may request registration of Registrable Securities under this Section 2.3.

2.4                                 Form F-3 Registration.

(a)                                  After its IPO, the Company shall use its best efforts to qualify for registration on Form F-3 or any comparable or successor form as early as possible and use best efforts to maintain such qualification thereafter. If the Company is qualified to use Form F-3, any Holder shall have a right to request at such time from time to time (such request shall be in writing) that the Company effect a registration on either Form F-3 and any related qualification or compliance with respect to all or any part of the Registrable Securities owned by such Holder or Holders, and upon receipt of each such request, the Company will:

(i)                                     Notice. Promptly give written notice of the proposed registration and the Holder’s or Holders’ request therefor, and any related qualification or compliance, to all other Holders of Registrable Securities; and

(ii)                                  Registration. As soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within ten (10) days after the Company provides the notice contemplated by Section 2.4(a)(i); provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

(A)                              if Form F-3 becomes unavailable for such offering by the Holders;

(B)                                if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than US$1,000,000;

(C)                                if the Company has, within the six (6) month period preceding the date of such request, already effected a registration under the Securities Act in which the Holders have piggyback rights under Section 2.3 other than a registration from which the Registrable Securities of Holders have been excluded (with respect to all or any portion of the Registrable Securities the Holders requested be included in such registration) pursuant to the provisions of Section 2.3(b);

(D)                               if the Company has effected more than two (2) registrations pursuant to this Section 2.4 in any twelve (12) month period; or

(E)                                 in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(b)                                 Expenses. The Company shall pay all Registration Expenses incurred in connection with each registration requested pursuant to this Section 2.4.

(c)                                  Maximum Frequency. Except as otherwise provided herein, there shall be no limit on the number of times the Holders may request registration of Registrable Securities under this Section 2.4.

(d)                                 Deferral. Notwithstanding the foregoing, if the Company shall furnish to Holders requesting the filing of a registration statement pursuant to this Section 2.4, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company and its shareholders for such Form F-3 registration statement to be filed, then the Company shall have the right to defer such filing for a period of not more than sixty (60) days after receipt of such request; provided, however, that (i) the Company may not utilize this right more than once in any twelve (12) month period; provided further that during such sixty (60) day period, the Company shall not file any registration statement pertaining to the public offering of any securities of the Company; and (ii) a Holder shall be entitled, at any time after receiving notice of such delay and before such registration statement becomes effective, to withdraw such request.

(e)           Not Demand Registration. Form F-3 registrations shall not be deemed to be Demand Registrations as described in Section 2.2 above.

(f)            Underwriting. If the requested registration under this Section 2.4 is for an underwritten offering, the provisions of Section 2.2(b) shall apply.

2.5           Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall keep each Holder advised in writing as to the initiation of such registration and as to the completion thereof, and shall, at its expense and as expeditiously as possible:

(a)           Registration Statement. Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective within sixty (60) days following the Company’s receipt of a request for registration from an Initiating Holder in the case of registration effected pursuant to Sections 2.2 or 2.4 of this Agreement, and keep any such registration statement effective for a period of one hundred eighty (180) days (excluding any days that fall during a permitted Blackout Period under Section 2.2(c) and Section 2.4(d)) or until the Holder or Holders have completed the distribution described in the registration statement relating thereto; provided, however, that (x) before filing any such registration statement or any related prospectus, the Company shall provide counsels of the selling Holders with an adequate and appropriate opportunity to review and comment on such registration statement and each prospectus included therein to be filed with the Commission; and (y) the Company shall notify such Holders and each seller of Registrable Securities of any stop order issued or threatened by the Commission and take all action necessary and appropriate to prevent the entry of such stop order or to remove it if entered and promptly notify each selling Holder of such lifting or removal of such order.

(b)           Amendments and Supplements. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement; provided, however, that before filing any such amendments or supplements, the Company shall provide counsels of the selling Holders with an adequate and appropriate opportunity to review and comment on such amendments or supplements to be filed with the Commission.

(c)           Registration Statements and Prospectuses. Furnish to the Holders, prior to filing (or confidential submission, if applicable), one copy of any registration statement and any supplement or amendment thereto (in each case, including all exhibits thereto), and thereafter such number of copies of registration statements and prospectuses, including a preliminary prospectus, and amendments and supplements thereto in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

(d)           Blue Sky. Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e)           Deposit Agreement. If the registration relates to an offering of depositary shares or other securities representing Class A Ordinary Shares deposited pursuant to a deposit agreement or similar facility, cause the depositary under such agreement or facility to accept for deposit under such agreement or facility all Registrable Securities requested by each Holder to be included in such registration in accordance with this Section 2.

(f)            Underwriting. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(g)           Notification. Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(h)           Opinion and Comfort Letter. Furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriter(s) for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters.

(i)            Listing on Securities Exchange(s). Use its reasonable best efforts to cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(j)            Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(k)           To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time any request for registration is submitted to the Company in accordance with Section 2.4, (i) if so requested, file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “automatic shelf registration statement”) to effect such registration, and (ii) remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such automatic shelf registration statement is required to remain effective in accordance with this Agreement.

(l)            If at any time when the Company is required to re-evaluate its WKSI status for purposes of an automatic shelf registration statement used to effect a request for registration in accordance with Section 2.4 (i) the Company determines that it is not a WKSI, (ii) the registration statement is required to be kept effective in accordance with this Agreement, and (iii) the registration rights of the applicable Holders have not terminated, promptly amend the registration statement onto a form the Company is then eligible to use or file a new registration statement on such form, and keep such registration statement effective in accordance with the requirements otherwise applicable under this Agreement.

(m)          Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of twelve (12) months beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

(n)           Take all reasonable action to ensure that any free writing prospectus utilized in connection with any registration complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus and any free writing prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(o)           In the case of an underwritten offering, cause the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such underwritten offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto.

(p)           Keep the Holders and their respective counsels advised in writing as to the initiation and progress of any registration under Sections 2.2, 2.3 and 2.4 hereunder.

(q)           Cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the relevant securities exchange, FINRA or other governmental or regulatory body.

(r)            Take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

If the Company fails to perform any of the Company’s obligations set forth above in this Section 2.5 relating to a Demand Registration made pursuant to Section 2.2, such registration shall not constitute the use of a Demand Registration under Section 2.2.

2.6           Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.2, 2.3 or 2.4 with respect to the Registrable Securities of any Holder, that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as shall be reasonably requested in writing by the Company to timely effect the registration of its Registrable Securities.

2.7           Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4.

(a)           By the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, its partners, officers, directors, trustees, legal counsel and any underwriter (as determined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of Section 15 of the Securities Act against any expenses, losses, claims, damages, or liabilities (joint or several) (or actions in respect thereof) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law or other applicable law, insofar as such expenses, losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”):

(i)            any untrue statement or alleged untrue statement of a material fact contained in any registration statement, offering circular, preliminary prospectus, final prospectus or other document, or any amendments or supplements thereto;

(ii)           the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; or

(iii)          any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state or foreign securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or other applicable securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, its partner, officer, director, legal counsel, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or controlling person of such Holder. The Company shall not, without the consent of the Holders (which consent shall not be unreasonably withheld or delayed), effect any settlement of any pending or threatened proceeding or action in respect of which any Holder is a party and indemnity has been sought hereunder by such Holder, unless such settlement includes an unconditional release of such Holder from all liability for claims that are the subject matter of such proceeding or action.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder, such Holder’s directors and officers, such agent or underwriter or such controlling person, and shall survive the transfer of such securities by such Holder.

(b)           By Selling Holders. To the extent permitted by law, each selling Holder will, severally and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, any underwriter (as determined in the Securities Act) and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors, officers, trustees, legal counsel and any underwriter (as determined in the Securities Act) for such Holder and each person, if any, who controls other Holder within the meaning of Section 15 of the Securities Act, against any expenses, losses, claims, damages or liabilities (joint or several) (or actions in respect thereof) to which the Company or any such director, officer, trustee, legal counsel, controlling person, underwriter or such other Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other applicable law, insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action: provided, however, that the indemnity agreement contained in this Section 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that the total amounts payable in indemnity by a Holder under this Section 2.7(b) plus any amount under Section 2.7(e) in respect of any Violation shall not exceed the net proceeds (after deducting the underwriters’ discounts and commissions) received by such Holder in the registered offering out of which such Violation arises.

(c)           Notice. Promptly after receipt by an indemnified party under this Section 2.7 of notice of the commencement of any claim or action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying party a written notice of the commencement thereof (a “Claim Notice”) and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, (i) during the period from the delivery of a Claim Notice until retention of counsel by the indemnifying party; and (ii) if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver a Claim Notice to the indemnifying party within a reasonable time shall relieve such indemnifying party of liability to the indemnified party under this Section 2.7 to the extent the indemnifying party is prejudiced as a result thereof, but the omission so to deliver written notice to the indemnified party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.7.

(d)           Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus or free writing prospectus on file with the Commission at the time the registration statement becomes effective, such indemnity agreement shall not inure to the benefit of any person if an amended prospectus is filed with the Commission and delivered pursuant to the Securities Act at or prior to the time of sale (including, without limitation, a contract of sale, and as further contemplated by Rule 159 promulgated under the Securities Act) to the person asserting the loss, liability, claim or damage.

(e)           Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 2.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.7; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion; provided, however, that, in any such case: (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(f)            Supremacy of the Underwriting Agreement. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control provided that such underwriting agreement makes explicit reference to this Agreement, this Section 2.7(f) and the Holders executing such underwriting agreement explicitly acknowledge and agree that the provisions relating to indemnification and contribution set forth therein shall control over the provisions of this Section 2.7.

2.8           Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities by a Holder to the public without registration or pursuant to a registration on Form F-3, the Company agrees to use its best efforts to:

(a)           make and keep public information available, as those terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b)           take such action, including the voluntary registration of its Ordinary Shares under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form F-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c)           file with the Commission, in a timely manner, all reports and other documents required of the Company under the Securities Act or the Exchange Act, at all times after the effective date of the first registration under the Securities Act filed by the Company; and

(d)           so long as a Holder owns any Restricted Securities, furnish to such Holder forthwith upon request, (i) a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Exchange Act (at any time after it has become subject to such reporting requirements) or that it qualifies as a registrant whose securities may be resold pursuant to Form F-3 (at any time after it so qualifies), (ii) a copy of the most recent annual, interim, quarterly or other report of the Company, and documents so filed by the Company, and (iii) such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration.

2.9           Reserved.

2.10         Reserved.

2.11         Limitations on Registration of Other Securities, Representation.  From and after the date of this Agreement, the Company shall not, without the prior written consent of each of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are more favorable taken as a whole than the registration rights granted to the Holders hereunder unless the Company shall also give such rights to the Holders.

2.12         Public Offering Rights (Non-U.S. Offerings). If shares of the Company are offered in an underwritten public offering outside the United States for the account of any

Ordinary Shareholder or other shareholders, each Holder shall have the right to include a pro-rata number of shares (based on the number of shares (on an as converted basis) then held by such holder and all other shareholders of the Company selling in the offering) in the offering on terms and conditions no less favorable to the Holders than to any other selling shareholder.

2.13         Re-sale Rights. The Company shall use its best efforts to assist each Holder in the sale or disposition of its Registrable Securities after an IPO, including the prompt delivery of applicable instruction letters by the Company and legal opinions from the Company’s counsel in forms reasonably satisfactory to the Holder’s counsel. In the event the Company has depositary receipts listed or traded on any stock exchange or inter-dealer quotation system, the Company shall pay all costs and fees related to such depositary facility, including conversion fees and maintenance fees for Registrable Securities held by the Holders.

2.14         Transfer of Registration Rights. The rights to cause the Company to register securities granted to any Holder under this Section 2 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by the Holder, provided that, (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) the Company is given notice of the transfer, and (c) such assignee or transferee agrees to be bound by the terms of this Agreement.

2.15         Selection of Managing Underwriters.  In the event the Holders participating in a demand registration have requested an underwritten offering, the underwriter or underwriters shall be selected by such Holders holding a majority of the Registrable Securities then held by all such Holders being so registered and shall be approved by the Company, which approval shall not be unreasonably withheld or delayed, provided, (i) that all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Securities, (ii) that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall be conditions precedent to the obligations of such Holders of Registrable Securities, and (iii) that no Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, the Registrable Securities of such Holder and such Holder’s intended method of distribution and any other representations customarily required or required by law.  Subject to the foregoing, all Holders proposing to distribute Registrable Securities through such underwritten offering shall enter into an underwriting agreement in customary form with the underwriter or underwriters.

ARTICLE III.
MISCELLANEOUS

Section 3.1             Binding Effect;  Assignment.

(a)           Notwithstanding anything herein to the contrary, the rights of the Investors under this Agreement may be assigned or transferred by the Investors (or any assignee or transferee permitted hereunder) to any transferee or assignee of any of the Registrable Securities held by the Investors (or such assignee or transferee), provided that (x) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such rights are being assigned, and (y) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Section 3.1 and the terms and conditions of each Section of this Agreement with respect to which any rights are being assigned thereto under this clause.  From the time of such transfer or assignment, for all purposes of each Section of this agreement with respect to which rights are assigned thereto under this clause, such transferee or assignee shall be treated as a “Investor” and a “Holder.”

(b)           This Agreement shall be binding upon and shall be enforceable by each party, its successors and permitted assigns.  Except as provided in Section 3.1(a) and Section 3.1(b), no party may assign any of its rights or obligations hereunder without the prior written approval of the other parties.

Section 3.2             Governing Law.  This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

Section 3.3             Amendment.  This Agreement may not be amended, modified or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

Section 3.4             Waiver.  Any of the terms or conditions of this Agreement which may be lawfully waived may be waived in writing at any time by each party entitled to the benefits thereof.  Any waiver of any of the provisions of this Agreement by any party hereto shall be binding only if set forth in an instrument in writing signed on behalf of such party.  No failure to enforce any provision of this Agreement shall be deemed to or shall constitute a waiver of such provision and no waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

Section 3.5             Notices.  Any notice, demand, or communication required or permitted to be given by any provision of this Agreement shall be deemed to have been sufficiently given or served for all purposes if (i) personally delivered, (ii) sent by a nationally recognized overnight courier service to the recipient or (iii) delivered by facsimile which is confirmed in writing by sending a copy of such facsimile to the recipient thereof pursuant to clause (i) or (ii) above.

Except as otherwise provided herein, any notice under this Agreement will be deemed to have been given (x) on the date such notice is personally delivered or delivered by facsimile or (y) the next succeeding Business Day after the date such notice is delivered to the overnight courier service if sent by overnight courier; provided that in each case notices received after 4:00 p.m. (local time of the recipient) shall be deemed to have been duly given on the next Business Day.

Section 3.6             Complete Agreement.  This Agreement, the Subscription Agreement,  and the other documents and writings referred to herein or delivered pursuant hereto contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and thereof.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 3.7             Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

Section 3.8             Headings.  The headings contained in this Agreement are for reference only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 3.9             Severability.  Any provision of this Agreement that is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

Section 3.10           Third Parties.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person or corporation, other than the parties hereto and their permitted successors or assigns, any rights or remedies under or by reason of this Agreement.

Section 3.11           Dispute Resolution.  Any dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall be resolved through consultation.  Such consultation shall begin immediately after one party hereto has delivered to any other party hereto a written request for such consultation.  If within thirty (30) days following the date on which such notice is given the dispute cannot be resolved, the dispute shall be submitted to arbitration upon the request of any party to such dispute with notice to the others.

(a)           The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the “HKIAC”).  There shall be three (3) arbitrators.  Each opposing party to a dispute shall be entitled to appoint one arbitrator, and the third arbitrator shall be jointly appointed by the disputing parties or, failing such agreement by thirty (30) days after the appointment by each party of its arbitrator, the HKIAC shall appoint the third arbitrator.

(b)           The arbitration proceedings shall be conducted in English.  The arbitration tribunal shall apply the UNCITRAL Arbitration Rules as administered by the HKIAC at the time of the arbitration.

(c)           The arbitrators shall decide any dispute submitted by the parties to the arbitration strictly in accordance with the substantive laws of New York and shall not apply any other substantive law.

(d)           Each party hereto shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the others in connection with such arbitration proceedings, subject only to any confidentiality obligations binding on such party.

(e)           The award of the arbitration tribunal shall be final and binding upon the disputing parties, and the prevailing party or parties may apply to a court of competent jurisdiction for enforcement of such award.

(f)            Any party shall be entitled to seek preliminary injunctive relief from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF the parties hereto have caused their duly authorized representatives to execute this Agreement as of the first date written above.

QIHOO 360 TECHNOLOGY CO. LTD.

By:	/s/ Xiangdong Qi
Name:
Title:

[Signature page to Registration Rights Agreement]

TB ALTERNATIVE ASSETS LTD.
(on behalf of Trustees of Columbia University in the City of New York)

By:	/s/ [illegible]
Name:
Title:

[Signature page to Registration Rights Agreement]

2

HIGHLAND VII - PRI (2) S.à r.l.

By:	/s/ Kathleen A. Barry

Name: Kathleen A. Barry
Title: Class A Manager

[Signature page to Registration Rights Agreement]

3

HIGHLAND VIIB - PRI (2) S.à r.l.

By:	/s/ Kathleen A. Barry

Name: Kathleen A. Barry
Title: Class A Manager

[Signature page to Registration Rights Agreement]

4

HIGHLAND VIIC - PRI (2) S.à r.l.

By:	/s/ Kathleen A. Barry

Name: Kathleen A. Barry
Title: Class A Manager

[Signature page to Registration Rights Agreement]

5

HIGHLAND ENT VII - PRI (2) S.à r.l.

By:	/s/ Kathleen A. Barry

Name: Kathleen A. Barry
Title: Class A Manager

[Signature page to Registration Rights Agreement]

6

SEQUOIA CAPITAL CHINA I, L.P.

By:	Sequoia Capital China Management I, L.P., a Cayman Islands Exempted Limited Partnership, its General Partner

By:	SC China Holding Limited, a Cayman Islands Limited Liability Company, its General Partner

By:	/s/ Kok Wai Yee
Name: Kok Wai Yee
Title: Authorized Signatory

[Signature page to Registration Rights Agreement]

7

SEQUOIA CAPITAL CHINA PARTNERS FUND I, L.P.

By:	Sequoia Capital China Management I, L.P., a Cayman Islands Exempted Limited Partnership, its General Partner

By:	SC China Holding Limited, a Cayman Islands Limited Liability Company, its General Partner

By:	/s/ Kok Wai Yee
Name: Kok Wai Yee
Title: Authorized Signatory

[Signature page to Registration Rights Agreement]

8

SEQUOIA CAPITAL CHINA PRINCIPALS FUND I, L.P.

By:	Sequoia Capital China Management I, L.P., a Cayman Islands Exempted Limited Partnership, its General Partner

By:	SC China Holding Limited, a Cayman Islands Limited Liability Company, its General Partner

By:	/s/ Kok Wai Yee
Name: Kok Wai Yee
Title: Authorized Signatory

[Signature page to Registration Rights Agreement]

9

CDH NET TECHNOLOGY LIMITED

By:	/s/ Gongquan Wang
Name:
Title:

[Signature page to Registration Rights Agreement]

10

SCHEDULE A

The Investors

TB ALTERNATIVE ASSETS LTD.

HIGHLAND VII - PRI (2) S.à r.l.

HIGHLAND VIIB - PRI (2) S.à r.l.

HIGHLAND VIIC - PRI (2) S.à r.l.

HIGHLAND ENT VII - PRI (2) S.à r.l.

SEQUOIA CAPITAL CHINA I, L.P.

SEQUOIA CAPITAL CHINA PARTNERS FUND I, L.P.

SEQUOIA CAPITAL CHINA PRINCIPALS FUND I, L.P.

CDH NET TECHNOLOGY LIMITED

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